Exhibit 99.2

Q4 2015 Earnings Conference Call February 26, 2016

Industry Data and Forward-Looking Statements Disclaimer Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy or completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control. This presentation contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. Forward-looking statements include any statement that does not directly relate to a current or historical fact. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Our forward-looking statements may include or relate to the following: our expectations relating to the regulatory frameworks affecting the industries in which we compete and the applicability of tax incentives, grants and renewable portfolio standards; our expectations with respect to our customer relationships; our plans to grow our business organically; our beliefs with respect to the sufficiency and availability of funding; our restructuring efforts; our ability to realize revenue from customer orders and backlog, to operate our business efficiently, manage capital expenditures and costs effectively, and generate cash flow; our expectations relating to the economy and its impact on our business; our beliefs regarding the state of the wind energy and other markets and the related impact of competition and economic volatility; our expectations relating to the effects of market disruptions and regular market volatility, including the fluctuations in the price of oil, gas and other commodities; and the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. We are under no duty to update any of the forward-looking statements after the date of this presentation to conform such statements to actual results. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. This presentation contains non-GAAP financial information. We believe that certain non-GAAP financial measures may provide users of this financial information with meaningful comparisons between current results and results in prior operating periods. We believe that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Please see our earnings release dated February 26, 2016 for a reconciliation of certain non-GAAP measures presented in this presentation. 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 2

2016 Priorities Double order intake Maintain consistent tower production Aggressively manage costs 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 3

Wind Market Update

Broadwind ENERGY


U.S. Market Outlook, 2015-2021e (GW)
PTC in year of COD:
100%
80%
60%
40%
CPP support ramps up
+5.2
+7.2
+3.4
-0.8
+0.8
8.5
8.5
9.1
8-9
1.8
7.0
3.3
10.5
4.4
7.8
5.8
5.0
3.9
4.7
Average: 7.3GW
12
10
8
6
4
2
0
2015e
2016e
2017e
2018e
2019e
2020e
2021e
Base case, November 2015 MOU
Updated base case due to 2015 PTC extension
Source: MAKE

- Longest planning horizon in industry history
- Eliminates costly start/stop inefficiencies
- Economics/ potential CPP become installation drivers as PTC expires
- Shift toward direct buys by corporations

5-Year PTC extension adds ~16GW of additional installations into forecast for 2017-2021

2/26/16
© 2016 Broadwind Energy, Inc. All rights reserved.
4

Orders and Backlog Orders – $M $69M in Towers & Weldments orders in 2015 – reduction in steel prices passed through to customers and lower weldments orders 2015 Gearing orders down sharply from PY – weaker demand from oil & gas and mining customers Order Backlog – $M Ending backlog $93.9M ~ 6 months of projected 2016 shipments included in backlog PTC extension has caused slight pause in turbine orders – working to fill remaining 2016 capacity 2014 2015 % Change Book : Bill Towers & Weldments $77.6 $69.1 -11% .40 Gearing 42.9 24.9 -42% .84 Total 120.5 94.0 -22% .47 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 5 Record-high backlog; Tower orders placed ahead of PTC expiration - 50 100 150 200 250 300 350 Millions

Liquidity 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 6 Inventories declined $10M in Q4 2015 Operating working capital declined $17M in Q4 2015 primarily due to inventory reduction and reduced receivables reflecting shorter payment terms for towers produced Paid down $2M of debt in Q4 2015; outstanding debt at 12/31/15 totaled $5.4M, including $2.6M New Markets Tax Credit financing Gross Inventory Operating Working Capital* ¢/$ Sales *Operating Working Capital = Trade A/R + Inventories – Trade Payables – Customer Deposits - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Dec-13 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Raw Materials WIP Finished Goods - 2 4 6 8 10 12 14 16

Consolidated Financial Results 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 7 Sales down 24%; Towers and Weldments -17%, Gearing -46% Gross margin, profit and EPS declines all due primarily to Abilene Towers production challenges and weaker Gearing volumes from oil & gas and mining customers Q4 Results 2015 Results Sales down 12%; Towers and Weldments -8%, Gearing -30% Gross margin, profit and EPS declines all due primarily to Towers production challenges and weaker Gearing volumes from oil & gas and mining customers * Reconciliation to non-GAAP measure included in Appendix Q4 Full Year 2014 2015 2014 2015 Revenue-$M $ 49.2 $ 37.6 $ 225.8 $ 199.2 Gross Profit/(Loss)-$M 0.5 (6.2) 19.7 7.9 -% (ex. Restructuring) 1.0% -16.5% 8.7% 4.0% Operating Expense-$M 4.6 4.8 21.2 19.8 -% (ex. Restructuring) 9.4% 12.3% 9.3% 9.4% Operating Income(Loss)-$M (4.1) (11.0) (1.5) (11.9) *Non-GAAP Adj. EBITDA-$M (1.1) (8.1) 11.9 (0.4) EPS, Continuing Operations (0.28) (0.73) (0.12) (0.83) Memo: NI including Disc. Operations (5.2) (10.8) (6.2) (21.8)

Towers and Weldments Q4 2014 Q4 2015 FY 2014 FY 2015 Orders ($M) $21.1 $2.8 $77.6 $69.1 Towers Sold (#) 101 93 435 450 Revenue ($M) 38.6 31.9 184.9 170.9 Operating Inc/(Loss) ($M) 0.5 -5.8 18.1 4.7 -% of Sales 1.4% -18.2% 9.8% 2.8% *Non-GAAP Adj. EBITDA ($M) 1.6 -4.2 22.3 9.5 - % of Sales 4.2% -13.1% 12.0% 5.6% Q4 Results Towers sold down 8% from Q4 2014 – Abilene throughput issues Q4 revenue down 17% due to production challenges in Abilene Operating loss -$6M; first quarterly operating loss since Q4 2012 2016 Objectives Sell remaining 2016-17 tower capacity; build and diversify Weldments backlog Reduce tower production cost through improved welding and paint productivity Improve management of tower model changeovers 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 8 FY Results Towers sold up 3% vs. 2014 Revenue down 8% due to lower steel prices and richer mix in 2014 and lower Weldments revenue Operating income impacted by production challenges * Reconciliation to non-GAAP measure included in Appendix 0 100 200 300 400 500 2012 2013 2014 2015 # of Towers Annual Tower Sales

Gearing Q4 2014 Q4 2015 FY 2014 FY 2015 Orders ($M) 6.9 2.1 42.9 24.9 Revenue ($M) 10.7 5.8 42.3 29.6 Operating Loss ($M) -2.4 -2.9 -9.4 -8.2 * Non-GAAP Adj. EBITDA ($M) -0.7 -1.5 -1.0 -2.1 Q4 Results Orders down – oil & gas orders down $3M, industrial down $1.5M Revenue down 46% – oil & gas and mining down Operating Loss worse by $.5M on significantly lower revenue – cost management, end of restructuring, lower depreciation all contributed 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 9 2014 2015 Orders by Industry 2016 Objectives Continue cross-training to improve labor productivity Continue aggressive cost management Expand sales efforts to improve capacity utilization and offset oil & gas decline 2015 Results Orders down – oil & gas down 85% or $18M Revenue down 30% – oil & gas and mining down Operating loss narrowed by 13% on significantly less revenue due to aggressive cost management, end of restructuring and lower depreciation * Reconciliation to non-GAAP measure included in Appendix Wind Industrial Oil & Gas Mining Steel Wind Industrial Oil & Gas Mining Steel

Consolidated Outlook 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 10 Estimate Q1 16 Outlook Assumptions Tower production stabilized in late January Gearing continues to manage well through oil & gas and mining downturn; savings from consolidation in effect, aggressive cost management continues Cost reduction and continuous improvement remain primary focus Expect to close one or more significant tower orders in Q1 * Reconciliation to non-GAAP measure included in Appendix Q1 15 Q1 16E Revenue-$M $ 49.2 $45-47 Gross Profit-$M 2.7 Revenue Low High -% (ex. Restructuring) 5.6% Towers 55 57 Operating Expense-$M 5.0 Gears 8 9 4,500 5,000 -% (ex. Restructuring) 10.2% Services 3 4 270 270 Operating Loss-$M (2.4) (1.5-2.0) 396 396 *Non-GAAP Adj. EBITDA-$M 0.2 0.5 EPS, Continuing - $ (0.34) 492 992 *estimates as of 9.18.15 Op Inc 189 189 weighted shares out Towers 5.5 5.7 303 803 Gears -2 -1 0.02 0.06 Revenue-$M Services -0.7 -0.5 Gross Profit-$M Corp -2 -2.5 -% (ex. Restructuring) 0.8 1.7 Operating Expense-$M -% (ex. Restructuring) 14597 Impairment Exp. -$M 0.054806 0.11646229 Operating Profit (Loss)-$M Adj. EBITDA-$M EPS, Continuing - $

NOL Rights Plan Amendment Update 2/26/15 © 2015 Broadwind Energy, Inc. All rights reserved. 11 Amendment adopted by BOD, will be voted on at annual stockholders meeting Designed to protect $202 million NOL carry-forward assets Triggered upon certain beneficial ownership changes; increases in stock ownership above 4.9% as defined by Section 382 of the Internal Revenue Code

Appendix – Non-GAAP Financial Measure

Non-GAAP Financial Measure

The Company provides non-GAAP adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, and stock compensation) as supplemental information regarding the Company's business performance. The Company believes that this non-GAAP financial measure is useful to investors because it provides investors with a better understanding of the Company's past financial performance and future results. The Company's management uses adjusted EBITDA when it internally evaluates the performance of the Company's business, reviews financial trends and makes operating and strategic decisions. The Company believes that providing this non-GAAP financial measure to its investors is useful because it allows investors to evaluate the Company's performance using the same methodology and information as Company management. The Company's definition of adjusted EBITDA may be different from similar non-GAAP financial measures used by other companies and/or analysts.

Consolidated	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014
Operating (Loss)	$ (11,024)	$ (4,137)	$ (11,908)	$ (1,478)
Depreciation and Amortization	2,319	2,300	9,179	10,944
Share-based Compensation and Other Stock Payments	(4)	355	893	852
Other Income	461	83	425	73
Restructuring Expense	186	340	1,060	1,514
Adjusted EBITDA (Non-GAAP)	$ (8,062)	$ (1,059)	$ (351)	$ 11,905

Towers and Weldments Segment	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014
Operating (Loss) Profit	$ (5,823)	$ 542	$ 4,702	$ 18,065
Depreciation	992	941	3,954	3,993
Share-based Compensation and Other Stock Payments	6	54	111	99
Other Income	445	84	560	71
Restructuring Expense	186	7	186	47
Adjusted EBITDA (Non-GAAP)	$ (4,194)	$ 1,628	$ 9,513	$ 22,275

Gearing Segment	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014
Operating Loss	$ (2,855)	$ (2,364)	(8,235)	(9,423)
Depreciation	1,164	1,193	4,588	6,372
Amortization	111	111	444	444
Share-based Compensation and Other Stock Payments	45	62	228	191
Other Income	16	-	18	3
Restructuring Expense	-	333	874	1,466
Adjusted EBITDA (Non-GAAP)	$ (1,519)	$ (665)	$ (2,083)	$ (947)

2/26/16
© 2016 Broadwind Energy, Inc. All rights reserved.
12

Click to edit Master title style Click to edit Master text styles Second level Third level Fourth level Fifth level Broadwind Energy is committed to helping customers maximize performance of their energy and infrastructure investments— quicker, easier and smarter. 2/26/16 © 2016 Broadwind Energy, Inc. All rights reserved. 13